PATRIOT GOLD CORP
2012 STOCK OPTION PLAN

1.                PURPOSE.

The purpose of the PATRIOT  GOLD CORP.  2012 Stock Option Plan (the "2012 Plan") is to provide to officers, directors, consultants and advisors of PATRIOT GOLD CORP.(the  "Corporation") or any of its subsidiaries, added incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Corporation and any future subsidiaries, for high levels of performance and to reward unusual  efforts which  increase the earnings and long-term  growth of the Corporation.  It is intended to  accomplish the foregoing by providing for the grant of "Incentive Stock Options" and "Nonqualified Stock Options" to qualified  eligible individuals (hereinafter referred to as “Optionee” or collectively as “Optionees”). Except where the context otherwise requires, the term "Corporation" shall  include  PATRIOT GOLD CORP., a Nevada  corporation, and all present and future subsidiaries of the Corporation as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").  Capitalized terms not defined in the text are defined in Section 2 hereof.  This Plan is intended to be a written compensatory plan within the meaning of Rule 701 promulgated under the Securities Act.

2.                CERTAIN DEFINITIONS.

As used in this Plan, the  following  words and phrases shall have the respective meanings  set forth  below, unless the context clearly indicates a contrary meaning.

(a)         "Board of  Directors" or "Board" shall mean the Board of Directorsof the Corporation.

(b)         "Officers" shall mean officers of the Corporation.

(c)          "Cause" shall mean any one or more of the following:

(i)	a material breach of any term of employment, consultation or engagement with the Corporation by the Optionee,

(ii)	the continuing, repeated willful failure or refusal by the Optionee to substantially perform his responsibilities on behalf of the Corporation,

(iii)	an act or omission of the Optionee that is materially adverse to the business, goodwill or reputation of the Corporation,

(iv)               an act of dishonesty,
(v)                the commission of a felony,
(vi)               the breach of a fiduciary duty or fraud, (vii)an act of moral turpitude,
(viii)             a determination by a physician licensed in the jurisdiction where the Optionee is employed that the Optionee is a chronic alcoholic or a narcotics addict, or

(ix)	any "cause" for termination or discharge as may be otherwise defined in any employment, consultation or engagement agreement between the Optionee and the Corporation.

The  determination  of the Option  Committee  with respect to whether a termination for Cause has occurred  shall be submitted to the Board of Directors, whose decision shall be final and conclusive.

(d) "Change of  Control" shall mean (i) an  acquisition  of any voting securities of the Corporation (the "Voting  Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after  which such Person has "Beneficial Ownership"(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of the then outstanding  shares or the  combined  voting  power of the Corporation's then outstanding "Voting Securities"; (ii) the individuals who, as of the Effective Date are members of the Board (the "Incumbent  Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination of the members of the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds  of the Incumbent Board, such new director  shall, for purposes of this Plan, be considered as a member of the Incumbent Board; (iii) the consummation of (x) a merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued unless such merger, consolidation or reorganization is a "Non-Control Transaction";(iv) a complete liquidation or dissolution of the Corporation; or (v) the sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary or the distribution to the Corporation's stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired  Beneficial  Ownership of more  than the  permitted  amount  of the then  outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Corporation  which, by reducing the number of Shares or Voting  Securities then outstanding,  increases the proportional  number of shares Beneficially Owned by the Subject  Persons, provided that if a Change in Control would occur (but for the  operation  of this  sentence) as a result of the  acquisition  of Shares or Voting  Securities by the Corporation,  and after such share acquisition by the Corporation,  the Subject Person becomes the Beneficial  Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(e) "Disability"  shall mean the inability to engage in any substantial gainful  activity  by reason of any  medically  determined  physical  or mental impairment  which can be  expected to result in death or which has lasted or can be expected to last for a continuous  period of not less than twelve (12) months as determined by the Option Committee in their sole discretion.

(f)  "Effective  Date" shall mean the earlier date on which the 2012 Plan is approved by either the Board or a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

(g) "Exchange  Act" shall mean the Securities and Exchange Act of 1934, as amended.

(h) "Fair  Market  Value per Share"  shall mean as of any date the fair market  value of each of the  Shares  on such date  (the  "applicable  date") as determined  by the Option  Committee  in good  faith.  The Option  Committee  is authorized  to  make its  determination  as to the  fair  market  value  on the following basis:  (i) if the Shares are not traded on a securities  exchange and are not  quoted  on the  National  Association  of  Securities Dealers,  Inc.'s

Automated  Quotation System  ("NASDAQ"),  but are quoted on the Over The Counter Electronic  Bulletin Board  operated by NASDAQ,  "Fair  Market Value per Share" shall be the mean between the average  daily bid and average daily asked prices of the Shares on the applicable date, as published on such bulletin board;  (ii) if the Shares are not traded on a securities  exchange and are quoted on NASDAQ, "Fair  Market  Value per Share"  shall be the closing  transaction  price of the Shares on the  applicable  date, as reported on NASDAQ;  (iii) if the Shares are traded on a  securities  exchange, "Fair  Market  Value per Share" shall be the daily  closing  price of the  Shares, on such  securities  exchange  as of the applicable  date;  or (iv) if the Shares are traded  other than as described in (i), (ii) or (iii) above, or if the Shares are not publicly traded, "Fair Market Value per Share" shall be the value  determined by the Option Committee in good faith based upon the fair market value as determined  by completely independent and well  qualified experts.  In the case of Shares  described in (i), (ii) or (iii) above, if no prices are reported for the Shares on the applicable  date, the "Fair Market Value per Share" shall be the price reported for such Shares on the next preceding date on which there were reported prices.

(i) "Granting Date" shall mean the date on which the grant of an Option is made effective by the Option Committee.

(j) "Incentive Stock Option" shall mean an Option intended to qualify for treatment as an incentive stock option under Section 422 of the Code, and designated as an Incentive Stock Option.

(k)  "Non-Control  Transaction"  shall mean a merger, consolidation or reorganization  with or into  the  Corporation  or in  which securities  of the Corporation are issued where:

(a)  the  stockholders  of the  Corporation, immediately  before  such merger,  consolidation  or  reorganization,  own directly or indirectly immediately following such merger, consolidation or reorganization,  at least fifty percent (50%) of the combined voting power of the outstanding voting  securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in  substantially  the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(b) the individuals who were members of the Incumbent Board immediately prior to the execution  of the  agreement  providing for such merger, consolidation or  reorganization  constitute at least two-thirds of the members of the board of directors of the  Surviving Corporation,  or a corporation beneficially  directly or indirectly  owning a majority of the Voting Securities of the Surviving Corporation, and

(c) no Person other than (1) the Corporation,  (2) any Subsidiary,  (3) any employee benefit plan (or any trust forming a part thereof)  that, immediately prior to such merger, consolidation or reorganization,  was maintained by the Corporation or any Subsidiary, or (4) any Person who, immediately prior to such merger,  consolidation or reorganization  had Beneficial Ownership  of  thirty  percent  (30%)  or more of the  then outstanding Voting Securities or Shares,  has Beneficial  Ownership of thirty  percent  (30%)  or more of the  combined  voting  power  of the Surviving  Corporation's  then  outstanding  voting securities  or its common stock.

(l) "Nonqualified  Stock Option" shall mean an Option issued under this Plan that does not constitute an Incentive Stock Option.

(m) "Option" shall mean any option to purchase Shares of the Corporation granted under the 2012 Plan,  which may be  either an  Incentive Stock  Option or a Nonqualified Stock Option.

(n) "Option Agreement" shall mean the document setting forth the terms and conditions of each Option.

(o) "Option Committee" shall mean the Committee selected and designated by the Board of Directors to  administer  the 2012 Plan,  consisting of not less than one (1) member of the Board of Directors.  In the event the Board has not established an Option Committee, the functions will be performed by the Board.

(p) "Optionee" shall mean the holder of an Option.

(q)  "Retirement" shall have the meaning ascribed by the Option Committee.

(r) "Securities Act" shall mean the Securities Act of 1933, as amended.

(s) "Shares" shall mean the shares of common  stock, $0.001 par value per share of the Corporation.

(t)   "Subsidiary"   shall  mean  any   company  (other  than  the Corporation) in  an unbroken chain  of  companies   beginning  with  the Corporation,  if each of the companies other than the last company in the unbroken chain owns stock  possessing  50% or more of the total combined  voting power of all classes of stock in one of the other companies in such chain.

(u) "Ten Percent Shareholder" shall mean an individual who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent, if any.

3.     SHARES SUBJECT TO THE 2012 PLAN.

Subject to Section 8(b) hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,900,000 Shares.  Shares subject to awards that are cancelled, forfeited, settled in cash or that expire by their terms will again be available for grant and issuance in connection with other awards.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all awards granted and outstanding under this Plan.

4.             STOCK OPTIONS.

(a) In General.  Awards  under the 2012 Plan shall be granted in the form of Common Stock Options which may either qualify for treatment as Incentive  Stock Options or as Nonqualified Stock Options.

(b)  Limitation  on Number of Shares.  The  aggregate number of Shares which may be issued and  purchased  under the 2012 Plan  shall not exceed  3,900,000 Shares,  subject to any Share  adjustments  as outlined herein. Shares may be either  authorized  and  unissued  Shares or  issued  Shares reacquired  by the Corporation.  The total number of Shares subject to Options authorized under the 2012 Plan shall be subject to increase or decrease,  as  necessary, in order to give effect to the  adjustment  provisions  outlined herein and to give effect to any  amendment  adopted as  provided herein.  Notwithstanding  the above limitation, any Shares subject to an Option which terminates, is cancelled or expires for any reason without being  exercised in full, may again be subject to an Option under the 2012 Plan, unless the 2012 Plan shall have been terminated.  At the discretion of the Option  Committee,  existing  Options may be cancelled and new options  granted at a lower price in the event of a decline in the market  value of the Shares.  If Shares  issued upon  exercise of an Option under the 2012 Plan are tendered to the  Corporation in partial or full payment of the exercise price of an Option  granted under the 2012 Plan,  such tendered  Shares shall not be available for subsequent Option grants under the 2012 Plan.

5.                ELIGIBILITY.

(a) In General. Only officers shall be eligible to receive  grants of Incentive Stock Options. Officers, directors, consultants and advisors of the Corporation  (whether or not employees of the Corporation) shall be eligible to receive grants of Nonqualified  Stock Options.  Within the foregoing  limits, the Option Committee, in its sole and absolute discretion,  shall, from time to time , determine (i) the individuals or the class of individuals to whom Options may be granted hereunder, (ii) the number of Shares to be covered by each of the Options granted hereunder, (iii) the purchase price of the Shares and the method of payment for such Shares,  (iv) the terms and  provisions of the  respective Option  Agreement and (v) the times at which such Options shall be granted.  The Option  Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the 2012 Plan as set forth herein. All such  determinations  and designations of individuals  eligible to receive  Options under the 2012 Plan shall be made in the absolute discretion of the Option Committee and shall not require the approval of the stockholders,  except as expressly set forth herein.

     (b)  Additional  Options.  An individual who has been granted an Option may be granted additional Options if the Option Committee or Board of Directors shall so determine. In addition, Options may be granted to purchase shares of common stock remaining available for issuance under any remaining plan of the  Corporation or under the plan of another corporation assumed by the  Corporation and any outstanding option grants that expire or terminate, other than through exercise or share settlement, under this Plan or another plan of the Corporation, or under the plan of another corporation assumed by the  Corporation, will also become eligible for grant under the 2012 Plan.  No Options shall be granted under this Plan after the  expiration  of the tenth (10th) anniversary of the adoption of the 2012 Plan by the Board of Directors.

(c) Certain Limitations.  Incentive Stock Options may not be granted to an  Optionee  to the extent  that the  aggregate  Fair  Market  Value per Share (determined  as of the  Granting  Date) of all Shares  subject to the  Incentive Stock Options granted under the 2012 Plan (or granted under any other incentive stock option plan of the Corporation) which are exercisable for the first time by such Optionee  during the same  calendar  year exceeds One Hundred Thousand  Dollars ($100,000).

(d) Option Agreement. Each Option granted pursuant to the 2012 Plan shall be evidenced by a written Option Agreement entered into between the Corporation and the Optionee which shall contain such terms and provisions,  including,  but not limited to, the period of exercise,  whether in installments or otherwise,  the exercise  price and such other  terms and  conditions  as the Option  Committee shall,  in its sole discretion,  determine  to be  appropriate  and  within the contemplation  of the 2012 Plan.  The terms and  conditions  of such  written  Option Agreement need not be the same for all Options granted under the 2012 Plan.

6.                ADMINISTRATION OF PLAN.

(a) Option Committee.  This Plan shall be  administered  by the Option Committee,  subject to the approval and  ratification by the Board of Directors. Any action of the Option  Committee with respect to  administration  of the Plan shall be taken  pursuant  to (i) a  majority  vote at a  meeting  of the  Option Committee (to be documented by minutes),  or (ii) the unanimous  written consent of its members. The Option Committee may meet in person, by telephone, or by any other means which it deems to be advisable and convenient.  All actions taken by the Option Committee shall be submitted to the Board of Directors for ratification  and  approval.  If  there is no  Option  Committee,  the  Board of Directors shall act in lieu thereof.

(b) Vacancies. Vacancies in the Option Committee shall be filled by the Board of Directors. In addition,  the Board of Directors may at any time remove one or more  members of the  Option  Committee  and  substitute  others,  and a majority of  disinterested  members of the Board of Directors shall at all times have  the  right  to exercise  any and all  rights  and  powers  of the  Option Committee.

(c) Authority.  The Option  Committee shall have the authority, exercisable in its  discretion,  subject to express  provisions of this Plan and subject to the  approval and  ratification  by the Board of  Directors,  to: (i) construe and  interpret  the  provisions  of the Plan,  decide all questions and settle all  controversies  and disputes  which may arise in connection  with the Plan;  (ii) prescribe,  amend and rescind rules and regulations  relating to the administration  of the Plan;  (iii)  determine the exercise  price of the Shares covered by each  Option  granted  hereunder  and the method of payment  for such Shares,  the  individuals  to whom,  and the time or times at which,  any Option granted hereunder shall be granted and exercisable, the number of Shares covered by each Option granted hereunder, (iv) determine the terms and provisions of the respective Option Agreements  (which need not be identical); (v) determine,  in the case of  employees,  whether  Options  shall be Incentive Stock  Options or Nonqualified  Stock Options;  (vi) determine the duration and purposes of leaves of absence which may be granted to eligible  individuals without  constituting a termination  of their employment  for purposes of the Plan; and (vii) make all other determinations necessary or advisable for the administration of the Plan. Determinations  of the Option  Committee on matters  referred to in this Section shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options,  the Option  Committee shall  administer the Plan in compliance  with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Option Committee shall be liable for any action,  omission or determination made in good faith in connection with the Plan.

7.                EXERCISE PRICE.

(a)  Nonqualified  Stock  Options.  The  exercise  price of each Option intended to qualify as a  Nonqualified Stock Option  shall be determined  by the Option Committee, and in default of any specific determination shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the Granting Date of the Nonqualified  Stock Option.

(b) Incentive Stock Option.  The exercise price of each Option intended to  qualify as an  Incentive  Stock  Option  shall be  determined  by the Option Committee,  and in default of any specific determination shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the Granting Date of the Incentive  Stock Option. In the case of an Option intended to qualify as an Incentive Stock Option, which is granted to a Ten Percent  Shareholder,  the exercise price per share shall in no event be less than 110% of the Fair Market Value per Share determined  as of the Granting Date.

8. PERIOD OF EXERCISE AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.

(a) Period of  Exercise.  Each Option  granted  under the Plan shall be exercisable at such times and under such  conditions as may be determined by the Option  Committee at the  Granting  Date and as shall be set forth in the Option Agreement;  provided, however, in no event shall an Option be exercisable after the  expiration of ten (10) years from its Granting  Date, and in the case of an Incentive Stock Option granted to a Ten Percent  Shareholder, such Option shall not be  exercisable later than five (5) years after its  Granting  Date.  In no event may an  Optionee  defer the date on which  the  Optionee has the right to exercise the Option under the terms of its original grant.

(b) Change of Control. Unless otherwise provided in any Option Agreement,  all  Options  granted  pursuant to the Plan shall become  fully and immediately  exercisable  with  respect to all Shares  subject thereto,  upon a Change of Control.

(c ) Effect of Termination of Employment or Other Relationship.The effect of the termination of an Optionee's employment or other relationship with the Corporation on such  Optionee's  eligibility to exercise any Options awarded pursuant to the Plan shall be as follows:

(i) Disability or Death.  If an Optionee ceases to be employed by, or ceases to have a  relationship  with,  the  Corporation  by reason of Disability or death, any Option  heretofore  granted which remains  unexercised  at the time of termination  shall become fully vested and exercisable and shall expire not later than one (1) year thereafter.  During such one (1) year period and prior to the  expiration  of the Option by its terms,  the Optionee,  or his  or her  executor  or  administrator  or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution,  may exercise such  Option,  and except as so  exercised, such Option shall expire at the end of one (1) year period unless such Option by its terms expires before such date. The decision as to whether a termination  by reason of Disability  has occurred  shall be made by the Option  Committee,  whose  decision shall be final and conclusive.

(ii) Retirement.  If the  Optionee  ceases  to be employed  by, or ceases to have a relationship  with the  Corporation by reason of Retirement,  any Option  heretofore  granted which remains unexercised at the time of such Retirement shall become fully vested and  exercisable  and shall  expire, in the case of an Incentive  Stock  Option,  not later  than three  (3)  months thereafter,  or, in the case of a  Nonqualified  Stock Option, not later than one (1) year thereafter. During such period and prior to the  expiration  of the  Option  by its  terms,  such Option  may be  exercised  by the  Optionee, and except as so exercised,  shall  expire at the end of such relevant  period unless such Option by its terms expires  before such date. The decision  as  to  whether  a  termination  is  by  reason  of Retirement  shall  be  made  by the  Option Committee,  whose decision shall be final and conclusive.

(iii) Voluntary Termination or Termination by the Corporation. If an Optionee's   employment   by,  or   relationship   with,   the Corporation is terminated  voluntarily or, by the Corporation, whether  such  termination  is for  Cause  or  for  no  reason whatsoever,  any Option heretofore granted which remains unexercised  at the  time of  such  termination  shall  expire immediately, provided, however, that the Option Committee may, in its sole and absolute  discretion,  within thirty (30) days ofsuch  termination,  waive  the  expiration  of any  Option awarded  under the  Plan,  by  giving  written  notice of such waiver to the Optionee at such  Optionee's last known address. In the event of such  waiver,  the  Optionee may exercise any such Options only to such extent, for such time, and upon such terms and conditions set forth in subparagraph  (i) above. The determination  as to whether a termination is voluntary or for Cause shall be made by the Option  Committee,  whose  decision shall be final and conclusive.

(d) Shares held for  Investment.  The Option  Committee  may, if it or counsel for the Corporation shall deem it necessary or desirable for any reason, require as a  condition  of  exercise,  that the  Optionee  or any other  person entitled  to  exercise  an  Option  hereunder,   represent  in writing  to  the Corporation at the time of exercise of such Option that it is their intention to Acquire the Shares as to which the Option is being exercised for investment purposes and not with a view to the sale or distribution thereof.

(e)  Transferability.  Options  granted  under the Plan to an  Optionee shall  not be  transferable  other  than  by will or the  laws of  descent  and distribution,  and such  Options  shall be  exercisable,  during the Optionee 's lifetime, only by him or his legal guardian or legal representative.  A transfer of an  Option  by will or the laws of  descent  and  distribution  shall  not be effective  unless  the Option  Committee  shall  have been  furnished  with such evidence as it may deem necessary to establish the validity of the transfer.

(f) Intended Treatment as Incentive  Stock  Options. Incentive  Stock Options  granted  pursuant to this Plan are  intended  to qualify as  "incentive stock options"  pursuant to Code Section 422 and shall,  whenever  possible,  be construed and administered so as to implement that intent. If all or any part of an Option  granted  hereunder  with the  intention of qualifying as an Incentive Stock  Option,  shall fail to so qualify,  such Option or portion  thereof  that fails  to so  qualify shall be  deemed  a  Nonqualified  Stock  Option  granted hereunder.

9. PAYMENT OF EXERCISE PRICE AND CANCELLATION OF OPTIONS.

(a)  Notice of  Exercise.  An Option  granted  under the Plan  shall be exercised by giving written notice to the Secretary of the  Corporation (or such other person designated by the Option Committee) of the Optionee's  intention to exercise one or more Options hereunder and by delivering payment of the exercise price therewith, which shall be paid in full at the time of such exercise.

(b) Method of Settlement.  The  consideration to be paid for the Shares to be issued  upon  exercise  of an Option,  shall  consist of cash or, with the approval of the Option Committee (which may be withheld in its sole discretion), Shares having a fair market value on the date of exercise,  as determined by the Option Committee,  at least equal to the exercise price or a combination of cash and Shares or, with the approval of the Option  Committee (which may be withheld in its sole discretion) may also be effected wholly or partly by monies borrowed from the Corporation pursuant to a promissory note, the terms and conditions of which  shall be  determined  from time to time by the Option Committee,  in its discretion,  separately  with  respect  to each  exercise  of Options  and each Optionee,  or by such other method of payment as may be determined by the Option Committee in its sole discretion;  provided,  that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be  permitted  by and be in  compliance  with  applicable  law. An Optionee  may purchase  less  than the  total  number  of  Shares  for which an Option is then exercisable,  provided,  however, that any partial exercise of an Option may not be less than for one hundred  (100) Shares and shall not include any  fractional Shares. No Optionee or legal representative of an Optionee,  as the case may be, will be, or will be deemed to be, the owner of any  Shares  covered by an Option unless and until  certificates for the Shares are issued to the Optionee or such Optionee's representative under the Plan.

10. SHARE ADJUSTMENT.

If the  outstanding  Shares of the class then  subject to this Plan are increased or decreased,  or are changed into or exchanged for a different number or kind of shares or securities or other forms of property  (including  cash) or rights,  as  a  result  of  one  or  more  reorganizations,  recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate  adjustments  shall be made in the  number and/or kind of Shares or securities or other forms of property (including cash) or rights for which Options may thereafter  be granted  under the Plan and for which Options then outstanding under the Plan may thereafter be exercised.  Any such Share adjustments shall be made without changing the aggregate value applicable to the unexercised portions of outstanding Options and shall be treated as a "nonqualified deferred compensation plan" within the meaning of Code  Section  409A or any Options  issued  thereunder  as being  issued under a "nonqualified deferred  compensation plan"  within the meaning  of Code  Section  409A.  Any  fractional  Shares  resulting  from  such adjustment  shall  be eliminated by  rounding  up to the  nearest  whole  number. Appropriate  amendments  to the  Option  Agreements  shall  be executed  by the Corporation and the Optionees to the extent the Option Committee determines that such amendments are necessary or desirable to reflect such Share adjustments. If determined by the Option Committee to be appropriate,  in the event of any Share adjustment  involving the substitution of securities of a corporation other than the Corporation, the Option Committee shall make arrangements for the assumption by such other  corporation of any Options then or thereafter outstanding  under the Plan,  without  any change in the total  exercise  price applicable to the unexercised  portion of the Options but with an appropriate adjustment to the number of  securities,  kind of  securities  and exercise price for each of the securities subject to the Options.  The determination by the Option Committee as to what  adjustment, amendments or arrangements  shall be made pursuant to this Section and the extent thereof, shall be final and conclusive.

In  the  event  of  the  proposed  dissolution  or  liquidation  of the Corporation,  or a  proposed  sale of  substantially  all of the  assets  of the Corporation,  or in the event of any merger or  consolidation of the Corporation with or into another corporation, or in the event of any corporate separation or division,  including, but not limited to, a split-up,  split-off or spin-off, or other transaction in which the outstanding  Shares then subject to Options under the Plan are changed into or exchanged  for property  (including  cash),  rights and/or securities other than, or in addition to, shares of the Corporation,  the Option  Committee  may provide  that the holder of each Option then  exercisable shall have the right to exercise  such Option  solely for the kind and amount of shares of stock and other securities,  property, cash or any combination thereof receivable upon such dissolution, liquidation, sale, consolidation or merger, or similar  corporate  event,  by a holder of the  number of Shares  for which such Option might have been exercised immediately prior to such dissolution, liquidation,  sale, consolidation or merger or similar  corporate event; or, in the alternative, the Option Committee may provide that each Option granted under the Plan  shall  terminate  as of a date to be fixed by the Board of  Directors, provided, that no less than thirty (30) days prior written notice of the date so fixed  shall be given to each  Optionee  who shall have the right,  during  such thirty (30) day period preceding such termination, to exercise the Options as to all or any part of the Shares covered thereby, including Shares as to which such Options would not otherwise be exercisable.

11. SUBSTITUTE OPTIONS.

The Corporation  may grant options under the Plan in substitution  for options  held by employees of another  corporation  who become employees of the Corporation  as the result  of a  merger  or  consolidation of  the  employing corporation  with the Corporation,  or as a result  of the  acquisition  by the Corporation, of property or stock of the employing corporation.  The Corporation may direct that  substitute  options be granted on such terms and  conditions as the Board of Directors considers appropriate in the circumstances.

12. OTHER EMPLOYEE BENEFITS.

Except  as to plans  which by  their  terms  include such  amounts  as compensation,  the  amount  of any  compensation  deemed  to be  received  by an employee as a result of the exercise of an option or the sale of Shares received upon such exercise shall not constitute compensation for purposes of determining such  employee's  benefits under any other  employee  benefit plan or program in which the employee is a participant at any time, including,  without limitation, benefits  under any bonus,  pension,  profit-sharing,  life  insurance or salary continuation plan, except as otherwise  specifically  determined by the Board of Directors.

13. TERMS AND CONDITIONS OF OPTIONS.

(a) Withholding of Taxes.  As a condition to the exercise,  in whole or in part, of any Options, the Option Committee may in its sole discretion require the Optionee to pay, in addition to the exercise  price of the Shares covered by the  Options an amount  equal to any  Federal,  state or local taxes that may be required  to be  withheld  in  connection  with the  exercise of such  Options. Alternatively,  the Corporation  may issue or transfer  the Shares  pursuant to exercise of the Options  net of the number of Shares  sufficient  to satisfy the withholding tax requirements.  For withholding tax purposes, the Shares shall be valued  on the date the  withholding  obligation  is  incurred.  In the event an Optionee makes a Code Section 83(b)  election in connection  with a Nonqualified Stock Option granted under the Plan, the Optionee shall  immediately  notify the Corporation  of such election.  In the case of an Incentive Stock  Option,  an Optionee who disposes of Shares acquired pursuant to such Incentive Stock Option either (a) within two (2) years  after the  Granting  Date or (b) within one (1) year after the issuance of such Shares to the Optionee  upon exercise  thereof, shall notify the  Corporation of such  disposition  and the amount realized upon such disposition.

(b)  No  Rights  to  Continued  Employment  or  Relationship.   Nothing contained in the Plan or in any Option  Agreement shall obligate the Corporation to continue to employ or to continue  any other  relationship with any Optionee for any  period or  interfere  in any way with the right of the  Corporation  to reduce such Optionee's compensation or to terminate the Corporation's employment or relationship with any Optionee at any time.

(c) Time of Granting  Options.  The Granting  Date shall be the day the Corporation  executes the  Option  Agreement;   provided,   however,   that  if appropriate resolutions of the Option Committee indicate that an Option is to be granted as of and on some prior or future date,  the Granting Date shall be such prior or future date.

(d) Privileges of Stock Ownership. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such  Optionee.  No Shares  shall be issued  upon the  exercise of any Option unless and until, in the opinion of the  Corporation's  counsel,  all applicable laws, rules and regulations of any  governmental or regulatory agencies and any exchanges  upon which stock of the  Corporation  may be listed,  shall have been fully complied with.

(e) Securities Laws Compliance.  The Corporation will diligently comply with all  applicable securities  laws before any Options are granted  under the Plan and before any Shares are issued  pursuant to the  exercise of any Options. Without  limiting the generality of the foregoing,  the  Corporation may require from the Optionee such investment  representation or such agreement,  if any, as counsel for the  Corporation  may  consider  necessary  or advisable in order to comply  with the  Securities  Act as then in effect,  and may require  that the Optionee  agree that any sale of the Shares  will be made only in such manner as is permitted by the Option Committee. The Option Committee in its discretion may cause the Options and Shares  underlying such Options to be registered under the Securities Act by the filing of a Form S-8 Registration  Statement  covering the Options and Shares. The Optionee shall take any action reasonably  requested by the Corporation in connection with  registration or  qualification of the Shares under federal and state securities laws.

(f) Option Agreement.  Each  Incentive  Stock Option and  Nonqualified Stock Option  granted under this Plan shall be  evidenced  by a written  Option Agreement executed by the Corporation and the Optionee containing such terms and conditions  as are  deemed  desirable  by  the  Option  Committee  and  are  not inconsistent with the purpose of the Plan as set forth herein.

14. RESTRICTED SHARES.

(a) In General.  The Option  Committee  may, in its discretion,  issue restricted  Shares upon the exercise of any Options granted under the Plan. Such restricted Shares shall be subject to such vesting requirements and restrictions on transferability as may be determined by the Option Committee.

(b) Legend. All stock  certificates  issued with respect to restricted Shares shall bear an appropriate legend referring to the terms, conditions,  and restrictions applicable to such Shares.

(c) Rights Appurtenant to Restricted Shares. The issuance of restricted Shares  shall not affect  the rights of the  Optionee  as a  stockholder  of the Corporation including,  but not limited to the right to receive dividends on and to vote with respect to such restricted  Shares,  except that additional  shares issued with respect to restricted  Shares  including,  but not limited to, stock dividends or stock splits or any sec urities  issued in exchange for  restricted Shares  shall be  subject  to the same  restrictions  as are applicable  to the restricted Shares.

15. PLAN AMENDMENT AND TERMINATION.

(a) Authority of Option Committee.  In addition to the authority of the Option  Committee  set forth herein, the Option  Committee or Board of Directors, as applicable, may at any time discontinue  granting Options  under the Plan or  otherwise suspend,  amend or terminate  the  Plan and  may,  with  the  consent  of an  Optionee,  make  such modification  of the terms and conditions of Options  theretofore  granted as it shall deem  advisable.  Any  amendment  or  modification  made pursuant  to the provisions of this Section shall be effective immediately upon adoption,  unless otherwise  provided therein,  subject to approval thereof (i) within twelve (12) months before or after the effective date of such amendment or modification  by stockholders  of the Corporation  holding not less than a majority  vote of the voting  power of the Corporation  voting  in  person or by proxy at a duly held stockholders  meeting when required to maintain or satisfy the requirements  of Code Section 422 with respect to Incentive Stock Options, or Code Section 162(m) with respect to performance-based  compensation, (ii) by any appropriate governmental agency if required,  or (iii) by a securities exchange or automated quotation system if required.  No Option may be granted during any suspension or after termination of the Plan.

(a) Ten (10) Year Maximum  Term.  Unless  previously terminated by the Option Committee,  this Plan shall terminate on the tenth (10th)  anniversary of the Effective Date. No Options shall be granted under the Plan thereafter.

(b) Effect on Options Granted. Any amendment, suspension or termination of the Plan shall not, without the consent of the Optionee,  alter or impair any rights or obligations under any Option theretofore granted.

15. EFFECTIVE DATE OF PLAN.

The Plan shall be effective upon the approval of the Board of Directors of the Corporation (the "Effective Date").

16. MISCELLANEOUS PROVISIONS.

(a) Limitation on Benefits.  No Option may be exercised,  to the extent such  exercise will create an "excess  parachute  payment" as defined in Section
280G of the Code.

(b) Exculpation and  Indemnification.  The Corporation  shall indemnify and hold harmless the Option Committee and Board of Directors from and against any and all liabilities, costs and expenses  incurred by such persons as a result of any act, or omission to act, in connection  with the  performance of such persons'  duties, responsibilities  and obligations  under the Plan, other than such  liabilities, costs and  expenses as may result  from gross  negligence,  bad faith,  willful conduct and/or criminal acts of such persons.

(c) Use of Proceeds.  The proceeds from the exercise of Shares  granted under the Plan  shall constitute  and be  considered  as  general  funds of the Corporation  which may be used for any and all corporate  purposes as determined by the Board of Directors.

(d) Compliance with  Applicable  Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction,  the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the  exercise of an Option  shall  relieve  the  Corporation  of any liability  in respect of the  non-issuance  or sale of such Shares as to which requisite authority shall not have been obtained.

(e) Non-Uniform  Determinations.  The Option Committee's  determination under the Plan (including  without  limitation  determinations of the persons to receive  Options,  the form,  amount and timing of such  Options,  the terms and provisions of such Options and the Option  Agreements  evidencing same) need not be uniform and may be made by it selectively  among persons who receive,  or are eligible to receive, Options  under the Plan,  whether or not such  persons are similarly situated.

ADOPTED ON BEHALF OF THE BOARD OF DIRECTORS:

____________________________
Robert D. Coale, President

Dated: July 9, 2012